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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K for the period ending December 31, 2002, of El Paso Natural Gas Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John W. Somerhalder II, Chairman of the Board and Chief Executive Officer (Principal Executive Officer), certify (i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              /s/ John W. Somerhalder II
                                       -----------------------------------------
                                       John W. Somerhalder II
                                       Chairman of the Board and
                                       Chief Executive Officer
                                       (Principal Executive Officer)

                                       March 27, 2003